Exhibit 10.37

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (“Amendment”) is dated as of December 11, 2013, and is made by and among:

(a) Hospitalist Management Consultants of New York, Inc., a New York corporation (“Buyer”);

(b) InPatient Hospitalist Services of New York, P.C., a New York professional service corporation (“PC Buyer”) (each of Buyer and PC Buyer an “Acquiror” and, together, “Acquirors”);

(c) Park Avenue Health Care Management, LLC, a New York limited liability company (“Management Seller”);

(d) Park Avenue Medical Associates, P.C., a New York professional service corporation (“PC Seller”) (each of Management Seller and PC Seller, a “Seller” and collectively, “Sellers”); and

(e) the individuals listed on Exhibit A of the Asset Purchase Agreement, dated October 23, 2013 (the “APA”) (each such individual an “Owner” and, collectively, “Owners”; Owners, the trust listed on Exhibit A of the APA, and Sellers are referred to herein collectively as “Selling Group”).

Acquirors and Selling Group entered into the APA, under the terms of which Acquirors will purchase upon the Closing Date certain of the assets of Selling Group, including the Owners’ Personal Goodwill, in return for cash and other consideration. Acquirors and Selling Group now wish to amend the APA as set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the APA unless the context otherwise requires.

NOW THEREFORE, in consideration of the promises and respective covenants and agreements contained herein, the parties hereby agree, effective the date hereof, as follows:

1.	Section 1.10(a)(i), commencing on line five of Section 1.10(a), is deleted in its entirety and replaced with the following:

“(i) the Liabilities arising subsequent to the Closing Date or the Assignment Date (as defined herein) as set forth in Schedule 1.10 and the Liabilities arising prior to the Closing Date to perform services after Closing pursuant to the Revenue Contracts (as defined in Schedule 1.1 and regardless of the Assignment Date) and any other contracts being assumed as set forth on Schedule 1.1, and all other Liabilities under the Revenue Contracts, but only to the extent each of the other Liabilities is incurred after the latter of the Closing or the date such contract was actually assigned to PC Buyer (the “Assignment Date”);”

2.	Section 2.1(aa) is deleted in its entirety and replaced with the following:

“(aa) Sellers shall have delivered to Acquirors a certificate of the President of each Seller, in form and substance satisfactory to Acquirors, certifying that Sellers or Sellers’ Affiliates shall have paid in full at or prior to the Closing all amounts owed under or arising from the following: (i) the Corporate Integrity Agreement (other than the costs of complying with the Corporate Integrity Agreement following the Closing), (ii) the Confidential Settlement Agreement and General Release of Claims, dated July 2, 2013 by and between Sellers and their Affiliates and Zachary Wolfson, (iii) the Stipulation and Order of Settlement and Dismissal by and among the State of New York, Sellers and their Affiliates, and relator Zachary Wolfson, dated July 15, 2013, and (iv) the Stipulation and Order of Settlement between United States of America, PC Seller, Management Seller, and relator Zachary Wolfson, dated July 9, 2013.”

3.	Section 5.14 is hereby deleted in its entirety and replaced with the following:

“5.14 Corporate Integrity Agreement Implementation; Dismissal/ Settlement of State Claims. Sellers shall cooperate fully with Acquirors in implementing and complying with the Corporate Integrity Agreement and in carrying out any ongoing obligations under the Confidential Settlement Agreement and General Release of Claims, dated July 2, 2013 by and between Sellers and their Affiliates and Zachary Wolfson, the Stipulation and Order of Settlement and Dismissal by and among the State of New York, Sellers and their Affiliates, and relator Zachary Wolfson, dated July 15, 2013, and the Stipulation and Order of Settlement between United States of America, PC Seller, Management Seller, and relator Zachary Wolfson, dated July 9, 2013.”

4.	The APA shall be amended to add the following new Section 5.17, Assignment of Agreements.

“5.17 Assignment of Agreements. Notwithstanding Section 2.1(m) herein, within sixty (60) days after the Closing, the Selling Group shall cause those certain (i) Medical Services Agreement by and between PC Seller and Bronx-Lebanon Hospital Center, dated February 1, 2013; (ii) Services Agreement by and between PC Seller and Daughters of Jacob, dated July 14, 2000; (iii) Practitioner Services Agreement by and between PC Seller and Jewish Home Lifecare, Manhattan, dated May 1, 2012; and (iv) Amended and Restated Administrative and Professional Services Agreement by and between PC Seller and St. Luke’s Roosevelt-Hospital Center, dated November 20, 2010; that were not assigned to PC Buyer at or prior to Closing to be either (a) terminated; (b) assigned to PC Buyer on terms reasonably acceptable to PC Buyer; or (c) terminated and a new agreement, on terms reasonably acceptable to PC Buyer, entered into by PC Buyer for the same services. Further, PC Seller represents that it has been operating under a written agreement with Concourse Rehabilitation & Nursing Center (“Concourse”), but PC Seller and

Concourse have been unable to locate an executed copy of the agreement. Within sixty (60) days after the Closing, PC Seller shall either (x) locate the executed agreement with Concourse, and PC shall cause the agreement to be assigned to PC Buyer on terms reasonably acceptable to PC Buyer; or (y) shall cause the current arrangement between Concourse and PC Seller to be terminated and a new agreement, on terms reasonably acceptable to PC Buyer, entered into by PC Buyer for the same services.”

5.	The APA shall be amended to add the following new Section 5.18, Continuation of Medical Services Agreements:

“5.18 Continuation of Medical Services Agreements. For a period of time not to exceed thirty (30) days following the Closing Date, or until such time when the Professional Corporations (as defined herein) enter into new medical services agreements with PC Buyer, whichever is earlier (the “Interim Period”), PC Seller shall be permitted to continue to contract with Pulmonary Care Associates, P.C., Electrophysiologic Medical Diagnostics, P.C., and Veronica Zak Medical PC (the “Professional Corporations”) for certain medical services. PC Seller’s contracting with the Professional Corporations to provide professional medical services during the Interim Period shall not be a violation of the PC Seller Noncompetition Agreement. All billings and revenue related to all professional services provided by the Professional Corporations during the Interim Period shall be the sole and exclusive property of PC Seller and shall not be included in the Earnout Calculation, and PC Seller shall be responsible for any and all obligations to the Professional Corporations and any and all Liabilities relating to or arising from any written agreements between PC Seller and the Professional Corporations.”

6.	Section 6.2(a)(ii), commencing on line five of Section 6.2(a), is hereby deleted in its entirety and replaced with the following:

“(ii) the Excluded Liabilities, including any Liabilities relating to or arising from any Revenue Contracts that are incurred prior to the Closing Date or the Assignment Date;”

7.	Sections 6.2(a)(xiv) and (xv), commencing on line seventeen of page 35 of the APA, are hereby deleted in their entirety and replaced with the following:

“(xiv) any Liability arising from or relating to the Confidential Settlement Agreement and General Release of Claims, dated July 2, 2013 by and between Sellers and their Affiliates and Zachary Wolfson; (xv) any Liability arising from or relating to the Stipulation and Order of Settlement and Dismissal by and among the State of New York, Sellers and their Affiliates, and relator Zachary Wolfson, dated July 15, 2013, or the Stipulation and Order of Settlement between United States of America, PC Seller, Management Seller, and relator Zachary Wolfson, dated July 9, 2013.”

8.	The “Disclosure Schedules” are hereby deleted in their entirety and replaced with the “Amended and Restated Disclosure Schedules” attached hereto.

9.	This Amendment may be executed in any number of counterpart signature pages each of which shall be deemed to be an original and all of which together shall constitute one and the same original instrument. This Amendment and its counterparts may be executed and delivered by facsimile transmission with confirmation of received transmission or other electronic means that faithfully reproduces the original with same effect as if a manually signed original were personally delivered.

10.	This Amendment is hereby attached to and made part of the APA and subject to all provisions of the APA not in conflict with the provisions of this Amendment. In the event inconsistencies or ambiguities arise between this Amendment and the APA, this Amendment shall supersede and control. All other provisions not amended by this Amendment shall remain in full force and effect.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

PC BUYER:	INPATIENT HOSPITALIST SERVICES OF NEW YORK, P.C.

Address for Notice:
4605 Lankershim Blvd., Suite 617 North Hollywood, CA 91602 Attention: Chief Executive Officer FAX: 818-766-9781	Adam Singer, M.D. President

with a copy to (which shall not constitute notice):

4605 Lankershim Blvd., Suite 617 North Hollywood, CA 91602 Attention: Vice President of Legal Affairs FAX: 818-509-8186

(PC Buyer’s Signature Page to First Amendment to Asset Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

BUYER:	HOSPITALIST MANAGEMENT CONSULTANTS OF NEW YORK, INC.
Address for Notice:
4605 Lankershim Blvd., Suite 617 North Hollywood, CA 91602 Attention: Chief Executive Officer FAX: 818-766-9781	Adam Singer, M.D. President

with a copy to (which shall not constitute notice):

4605 Lankershim Blvd., Suite 617 North Hollywood, CA 91602 Attention: Vice President of Legal Affairs FAX: 818-509-8186

(Buyer’s Signature Page to First Amendment to Asset Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

PC SELLER:	PARK AVENUE MEDICAL ASSOCIATES, P.C.

Address for Notice:
3 Barker Avenue White Plains, New York 10601 Attention: President	Mitchel Kaplan, M.D., President

with a copy to
(which shall not constitute notice):

Garfunkel Wild, P.C. 111 Great Neck Road Great Neck, New York 11021 Attention: Judith Eisen, Esq. FAX: 516-466-5964

(PC Seller’s Signature Page to First Amendment to Asset Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

MANAGEMENT SELLER:	PARK AVENUE HEALTH CARE MANAGEMENT, LLC

Address for Notice:
3 Barker Avenue White Plains, New York 10601 Attention: President	Brad Markowitz, President

with a copy to
(which shall not constitute notice):

Garfunkel Wild, P.C. 111 Great Neck Road Great Neck, New York 11021 Attention: Judith Eisen, Esq.
FAX: 516-466-5964

(Management Seller’s Signature Page to First Amendment to Asset Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

OWNERS:

Address for notice:
3 Barker Avenue White Plains, New York 10601	Mitchel Kaplan, M.D., as an individual

Address for notice:
3 Barker Avenue White Plains, New York 10601	Mitchell Wolfson, M.D., as an individual

Address for notice:
3 Barker Avenue White Plains, New York 10601	Joel Blass, M.D., as an individual

Address for notice:
3 Barker Avenue White Plains, New York 10601	Daniel Sussman, M.D., as an individual

Address for notice:
3 Barker Avenue White Plains, New York 10601	Brad Markowitz, as an individual

with a copy for all (which shall not constitute notice) to:

Garfunkel Wild, P.C. 111 Great Neck Road Great Neck, New York 11021 Attention: Judith Eisen, Esq. FAX: 516-466-5964

(Owners’ Signature Page to First Amendment to Asset Purchase Agreement)

AMENDED AND RESTATED DISCLOSURE SCHEDULES

Attached.